Goldman Sachs Trust

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares
and Service Shares of

Goldman Sachs Concentrated International Equity Fund

Supplement dated December 9, 2008 to the
Prospectuses dated December 28, 2007

As disclosed in the Fund’s Prospectuses, the Fund seeks to achieve its investment objective of long-term capital appreciation by investing, under normal circumstances, in approximately 40-55 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation. As a result of significant volatility in the international markets, the Fund may determine to invest in more than 55 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation. The Fund’s Investment Adviser believes that the additional diversification provided by investing in a greater number of issuers will better enable the Fund to achieve its investment objective in light of the current market environment. The Fund will continue to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment.

This supplement should be retained with your Prospectus
for future reference.

00064514
CINTEQOBJSTK 12-08